UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 4, 2015

6D GLOBAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35002	98-0516425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 State Street, Suite 2550, New York, NY 10004
(Address of Principal Executive Offices)

(646) -681-4900
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this report is to amend the Current Report on Form 8-K filed by 6D Global Technologies, Inc. (the “Company”) with the Securities and Exchange Commission on March 5, 2015 (the “Original Report”), which reported the completion of an acquisition of Topaz Interactive, LLC by the Company under the Securities Purchase Agreement dated March 4, 2015.  This Amendment No. 1 to the Original Report (“Amendment No. 1”) amends and supplements the disclosure to include the historical financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K. No other amendments to the Original Report are being made by this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

(1)
The audited financial statements of Storycode, including Storycode’s audited balance sheet as of December 31, 2014, and statement of operations, and statement of cash flows from September 16, 2014 (date of inception) through December 31, 2014, are filed as Exhibit 99.1 hereto and are incorporated by reference herein.

(b) Pro Forma Financial Information

(1)
The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2014, and the quarter ended March 31, 2015, giving effect to the acquisition of Storycode, are filed as Exhibit 99.2 hereto and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

99.1
The audited financial statements of Storycode, including Storycode's audited balance sheet as of December 31, 2014, and statement of operations, and statement of cash flows from September 16, 2014 (date of inception) through December 31, 2014.

99.2
The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2014, and the quarter ended March 31, 2015, giving effect to the acquisition of Storycode.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

6D GLOBAL TECHNOLOGIES, INC.
Dated: May 20, 2015

By: /s/ Mark Szynkowski
Mark Szynkowski
Chief Financial Officer